Semiannual Report

Financial
Services
Fund

June 30, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Financial Services Fund

o Despite weakness in May, stocks generated strong gains in the first half; financial shares also continued to rise.

o Your fund outpaced its peer group average during the last six months. For the 12-month period, fund performance slightly exceeded the Lipper average and bested the broad market by a wider margin.

o The economic environment continued to favor financial services companies, which enjoyed improved profitability and operating efficiency.

o Fund returns were enhanced by merger and acquisition activity and by strong gains in other key stocks.

o While we are cautious about generally high stock valuations, we continue to find attractive financial stocks with strong earnings potential.

Fellow Shareholders

Recovering from weakness stemming from the economic crisis in Asia, the U.S. stock market generated strong gains in the first half of 1998. Although the market was volatile, this is not entirely unexpected as the S&P 500 works toward its fourth consecutive annual gain exceeding 20%. Financial stocks were also strong over the half year and 12-month period ended June 30, 1998.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/98                            6 Months           12 Months
------------------------------------------------------------------------------

Financial Services Fund                            15.30%              35.31%

S&P 500                                            17.71               30.16

Lipper Financial Services
Funds Average                                      12.19               35.16

In this favorable environment, your fund continued to provide attractive returns. For the six months ended June 30, 1998, performance surpassed that of the Lipper peer group average but trailed the unmanaged Standard & Poor's 500 Stock Index. Investors have been favoring the large-capitalization growth stocks represented in the broad market index. However, for the 12-month period, your fund slightly outpaced the peer group average and bested the S&P 500 by a wider margin, reflecting positive investor sentiment toward financial stocks.


MARKET ENVIRONMENT

Mounting problems in several Asian economies prompted investors to question the underpinnings of the long economic expansion in the U.S. Specifically, currency devaluations and banking system problems in Korea, Indonesia, Malaysia, Thailand, and Japan triggered a sharp slowdown in their economic growth and a reassessment of the stability and growth potential for all of Asia and its trading partners.

Consequently, economic growth in the U.S. and the related earnings potential of domestic and multinational companies could be affected. We have seen a noteworthy deterioration in growth for a number of industry sectors and companies. Technology and capital equipment companies experienced softening demand in key Asian markets. Surprisingly, even some food companies such as Hershey Foods, which has relatively small Asian operations, reported earnings shortfalls.

Investors also feared that a general slowdown in economic activity and a flood of cheap imports (due to foreign currency devaluations) would result in severe pricing pressure and possible deflation in the U.S. This concern was evident in the specialty chemicals area, where even such stalwarts as DuPont were subjected to sharp price competition.

However, while the severity and the ultimate effect of these Asian problems should not be underestimated, the environment for U.S. equities, including financial services stocks, continued to be positive. The news on inflation, interest rates, corporate earnings, mutual fund inflows, and investment activity was all favorable.

Consequently, the earnings drivers for financial companies are still positive. Credit quality at many commercial and consumer lenders is stable or improving. U.S. financial companies are participating in a dramatic consolidation that should continue to improve efficiency. Industry-defining bellwether mergers such as Travelers Group/Citicorp and NationsBank/BankAmerica should result in the removal of excess capacity and costs, and facilitate the use of enhanced scale technologies that will further improve efficiency. Finally, the buoyant U.S. economy and resultant advances in corporate profitability, personal income, and liquidity are creating an extremely favorable environment for companies that provide brokerage and investment management services.


PORTFOLIO REVIEW

Financial stocks performed well as interest rates moderated and investors remained focused on companies with consistent earnings growth and strong capital generation, which helped finance sizable share repurchases. Merger activity heated up, as mentioned, benefiting our major positions in Travelers Group and Citicorp, which will form Citigroup. The proposed new entity will have access to 100 million consumers in 100 countries. Consistent with its progenitors, the combined company should exhibit stringent cost controls, heavy stock ownership by management, aggressive share repurchase, and above-average return on equity and earnings growth. Other significant fund holdings, NationsBank and BankAmerica, also posted strong returns as investors began to appreciate the improvements in efficiency and cash flow that would result from their pending merger. Investors should benefit as well from the successful integration of Barnett Banks into NationsBank's strong franchise in the Southeast.

Sector Diversification
--------------------------------------------------------------------------------

Bank and Trust                        31%

Specialty Fin Svcs                    28

Insurance                             27

Misc Bus Sev                           2

Health Care                            1

Electrical                             1

Other                                  1

Reserves                               9

Based on net assets as of 6/10/98.

Several other standouts in the banking sector were not involved in major mergers. Chase Manhattan adopted a more stringent capital allocation discipline while continuing to build dominant positions in key businesses, and investors took notice. BankBoston improved efficiency, sold nonstrategic businesses, and invested in several core growth areas, including its Latin American banking operations. Mellon Bank spurned a merger overture from Bank of New York, but management's careful control of expenses and its focus on fee-generating businesses boosted its share price.

The robust economy continued to produce a fertile environment for well-managed consumer lenders. Investors appreciated the solid growth in loans, revenues, and earnings in the sector, which enabled Capital One Financial, American Express, Providian Financial, and Household International to contribute substantially to performance. The under-lying credit and earnings trends were also solid for specialty and commercial lenders. Newcourt Credit Group, an innovative and rapidly growing Canadian-based lender, won important dealer-financing arrangements with Dell Computer and Lucent Technologies that helped fuel strong revenue and earnings growth. The CIT Group, a leading provider of equipment financing and other forms of commercial and retail credit, also performed solidly.

Several companies in the brokerage and investment management industries generated powerful returns. Morgan Stanley Dean Witter Discover, a product of mergers, produced top-tier gains for your fund. The company's heritage of superior international reach, first rate systems, high return on equity, and balance sheet strength are driving substantial market share gains and sharp growth in earnings power. We have already discussed the contribution from Travelers Group, the fund's largest position. Nationwide Financial Services and Hartford Life, two highly regarded distributors of annuity-based investment products, generated strong revenue and earnings growth as well as stock price gains. Investment management company Franklin Resources also posted strong stock price appreciation in the first half.

While fundamental trends are mixed in the insurance industry . . . your fund benefited from strong advances in several key holdings.

While the fundamental trends are mixed in the insurance industry, particularly in the property casualty area where pricing is highly competitive, your fund benefited from strong advances in several key holdings. Mid Ocean Limited, a leading Bermuda-based property casualty reinsurer, was acquired by EXEL, another strong contributor to performance. Both companies have a history of careful underwriting, strong control over expenses, and aggressive capital management, including large share repurchases. The combined company will be an important force in reinsurance and in the Lloyd's syndicate. Fairfax Financial, a top 10 contributor in the half year, is a unique acquirer of insurance properties, often buying them at a sharp discount to book and economic values. The company appears to have made a very advantageous purchase of Xerox's remaining insurance operations. ACE Limited, a Bermuda-based property catastrophe reinsurer, continued to make additive acquisitions and has been a stellar stock in the portfolio.

As always, some holdings fell in value. As we noted in previous reports, the market has been unforgiving, punishing the stocks of companies with disappointing earnings. Fortunately, your fund had only two major losers in the first half. UICI, a leading provider of health insurance for college students, experienced a material shortfall in one of its specialty health care insurance businesses. PennCorp Financial Group appears to have lost its focus as several key executives left the company, and some of its businesses have been put up for sale. We are carefully analyzing both companies, particularly the fair market values of PennCorp's various businesses, to ascertain whether the return potential justifies the risk of holding the stocks.


STRATEGY

Our investment strategy remains the same: we focus on maintaining core holdings as long as the fundamentals are strong and the valuations reasonable. Consequently, much of the substantial cash flow the fund received was invested in existing holdings. Additions to Travelers Group, U.S. Bancorp, BankAmerica, NationsBank, BANC ONE, Morgan Stanley Dean Witter Discover, and Chase Manhattan were significant enough to be included among our 10 largest purchases during the past six months.

However, among our major purchases we did establish some new positions that should not be seriously affected by developments in Asia. Cleveland-based National City has a history of strong credit quality and capital strength. With good market positions in many key Mid-western communities (augmented by the bank's recent purchase of First of America Banks), National City is poised to improve efficiency and earnings growth for several years. Associates First Capital is a leading consumer and commercial lender recently spun off from Ford Motor. The company has a strong credit culture, and a high percentage of its loans are secured. Consequently, its credit quality has remained good even in economic slowdowns. Associates also has an extraordinary record of earnings and dividend growth stretching for more than 20 years.


OUTLOOK

Stock prices remain expensive by all conventional valuation measures, particularly the historically low dividend yield of the S&P 500. This makes us cautious, as do the market's outstanding results during the past years. In addition, the problems in Asia have the potential to impair earnings growth for many multinational companies.

However, we realize that sound investing must be driven by the outlook for the general investment environment, future company earnings, and careful selection of stocks. Despite our caution, we believe the outlook for U.S. stocks and your fund is still favorable for several reasons:

o Inflation and interest rates remain low. Despite concerns about an economic slowdown and possible deflation, data show that the economy continues to grow at a robust pace.

o Earnings growth is still strong at many high-quality U.S. companies, and many of their share price valuations are reasonable.

o Top-notch entrepreneurial management and sound business models characterize many fund holdings. Through careful containment of costs and proper incentives, these companies have improved both their ability to compete and the durability and predictability of earnings.

o Many holdings generate significant free cash flow, which management will likely use to repurchase shares or make acquisitions that can enhance stock performance over time. This could be particularly advantageous if a serious stock market correction results in lower share prices for these companies or for potential acquisitions.

While the stock market will not always go up, we believe we can enhance returns and reduce risk over time by investing in "all season" growth companies that can increase earnings growth regardless of the economic or interest rate environment. As always, we try to buy these companies at reasonable stock valuations.

We appreciate your continued confidence and support.

Respectfully submitted,

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

July 24, 1998


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                 Percent of
                                                 Net Assets
                                                    6/30/98
------------------------------------------------------------

Travelers Group                                        3.5%

BankBoston                                             2.8

NationsBank                                            2.7

Chase Manhattan                                        2.6

BANC ONE                                               2.5
------------------------------------------------------------

Citicorp                                               2.3

ACE Limited                                            2.2

First Union                                            2.1

BankAmerica                                            2.1

U.S. Bancorp                                           2.0
------------------------------------------------------------

PartnerRe Holdings                                     1.8

Morgan Stanley Dean Witter Discover                    1.8

Willis-Corroon                                         1.8

Mid Ocean Limited                                      1.8

Mellon Bank                                            1.7

------------------------------------------------------------

Freddie Mac                                            1.7

Fannie Mae                                             1.7

Wells Fargo                                            1.7

American Express                                       1.7

EXEL                                                   1.5
------------------------------------------------------------

Mutual Risk Management                                 1.5

The CIT Group                                          1.5

Washington Mutual                                      1.4

SLM Holding                                            1.4

Capital One Financial                                  1.4
------------------------------------------------------------

Total                                                 49.2%


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/98

Ten Best Contributors
-----------------------------------------------------------

Chase Manhattan                                   12(cents)

Mid Ocean Limited                                 11

Morgan Stanley Dean Witter Discover               11

Capital One Financial*                            11

NationsBank                                        9

Fairfax Financial                                  8

BankBoston                                         8

Citicorp                                           7

EXEL                                               7

BankAmerica                                        7
-----------------------------------------------------------

Total                                             91(cents)

Ten Worst Contributors
-----------------------------------------------------------

PennCorp Financial Group                          -7(cents)

UICI                                               4

AmerUs Life                                        2

Provident                                          1

Excel Realty Trust**                               1

Golden West Financial**                            1

Mercantile Bancorporation                          1

Friedman, Billings, Ramsey Group**                 1

AMVESCAP*                                          1

Security Capital Group**                           1
-----------------------------------------------------------

Total                                            -20(cents)


12 Months Ended 6/30/98

Ten Best Contributors
-----------------------------------------------------------

ACE Limited                                       18(cents)

Chase Manhattan                                   16

Travelers Group                                   16

First Sierra Financial                            15

Mid Ocean Limited                                 15

EXEL                                              15

BankBoston                                        14

Mutual Risk Management                            13

Mellon Bank                                       13

Nationwide Financial Services                     12
-----------------------------------------------------------

Total                                            147(cents)

Ten Worst Contributors
-----------------------------------------------------------

Unionamerica Holdings**                          -10(cents)

Aames Financial**                                  6

PennCorp Financial Group                           6

Erie Indemnity                                     4

Friedman, Billings, Ramsey Group**                 2

Delta Financial                                    2

Mercury Finance**                                  1

Onyx Acceptance**                                  1

AMVESCAP*                                          1

First Investors Financial**                        1
-----------------------------------------------------------

Total                                            -34(cents)

 *   Position added
**   Position eliminated


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Financial Services Fund
--------------------------------------------------------------------------------

As of 6/30/98

                      S&P 500 Index        Financial Services Fund

9/30/96               10,000               10,000

6/97                  13,066               13,666

6/98                  17,000               18,492


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 6/30/98                         1 Year    Inception         Date
--------------------------------------------------------------------------------

Financial Services Fund                       35.31%       42.13%      9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

For a share outstanding throughout each period
--------------------------------------------------------------------------------
Financial Highlights

                                   6 Months           Year         9/30/96
                                      Ended          Ended         Through
                                    6/30/98       12/31/97        12/31/96

NET ASSET VALUE
Beginning of period               $   15.56      $   11.31      $   10.00

Investment activities

  Net investment income                0.09           0.10*          0.04*
  Net realized and
  unrealized gain (loss)               2.29           4.58           1.30

  Total from
  investment activities                2.38           4.68           1.34

Distributions

  Net investment income                --            (0.10)         (0.03)
  Net realized gain                    --            (0.33)          --

  Total distributions                  --            (0.43)         (0.03)


NET ASSET VALUE
End of period                     $   17.94      $   15.56      $   11.31
                                  ---------------------------------------

Ratios/Supplemental Data

Total return(C)                       15.30%         41.44%*        13.40%*

Ratio of expenses to
average net assets                     1.19%!         1.25%*         1.25%*!

Ratio of net investment
income to average net assets           1.15%!         1.15%*         1.71%*!

Portfolio turnover rate                13.4%          46.0%           5.6%!

Net assets, end of period
(in thousands)                    $ 263,346      $ 177,335      $  30,047


(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1998

Statement of Net Assets
                                                   Shares/Par          Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  91.0%

FINANCIAL  84.0%

Bank and Trust 30.5%

BANC ONE                                             119,752      $    6,684

BankAmerica                                           63,000           5,446

BankBoston                                           132,000           7,342

Chase Manhattan                                       90,000           6,795

Citicorp                                              41,010           6,121

First Chicago NBD                                     20,000           1,773

First International Bancorp                           74,000           1,068

First Union                                           97,000           5,650

Fleet Financial Group                                 36,000           3,006

H. F. Ahmanson                                        34,500           2,449

KeyCorp                                               34,000           1,211

Mellon Bank                                           65,000           4,526

Mercantile Bancorporation                             20,000           1,008

National City                                         50,000           3,550

NationsBank                                           93,000           7,114

Norwest                                               83,000           3,102

U.S. Bancorp                                         121,000           5,203

Washington Mutual                                     85,000           3,690

Wells Fargo                                           12,000           4,428

                                                                      80,166

Insurance  25.8%

ACE Limited                                          146,000           5,694

American General                                      44,000           3,132

American International Group                          19,000           2,774

AmerUs Life                                           41,500           1,344

Erie Indemnity                                        32,800             943

ESG Re                                                40,000             883

EXEL                                                  51,000           3,968

Harleysville Group                                    40,520             846

Hartford Financial Services                           23,000           2,631

Hartford Life (Class A)                               48,000           2,733

Horace Mann Educators                                 45,000           1,552

Mercury General                                       20,000           1,289

Mid Ocean Limited                                     60,000      $    4,710

Nationwide Financial Services (Class A)               55,000           2,805

PartnerRe Holdings                                    95,000           4,845

PennCorp Financial Group                              60,640           1,243

Protective Life                                       82,000           3,008

Provident                                             59,000           2,035

PXRE                                                  13,000             390

St. Paul Companies                                    46,000           1,935

Torchmark                                             40,000           1,830

Transamerica                                          30,000           3,454

Travelers Property Casualty (Class A)                 71,000           3,044

UICI *                                                61,940           1,688

UNUM                                                  58,000           3,219

W. R. Berkley                                         31,875           1,278

Willis-Corroon ADR                                   378,620           4,756

                                                                      68,029

Financial Services  27.7%

Affiliated Managers Group *                           47,000           1,745

American Capital Strategies                           18,500             422

American Express                                      38,500           4,389

AMVESCAP ADR                                          25,000           1,228

Associates First Capital (Class A)                    38,000           2,921

Capital One Financial                                 29,000           3,601

Capital Re (Class A)                                  11,000             788

The CIT Group (Class A)                              102,500           3,844

Countrywide Credit                                    25,000           1,269

Delta Financial *                                    120,000           2,205

Fairfax Financial (CAD) *                              7,300           2,847

Fannie Mae                                            74,000           4,495

Financial Federal *                                   29,000             778

FINOVA Group                                          36,000           2,039

First Sierra Financial *                              50,000           1,522

Franklin Resources                                    37,670           2,034

Freddie Mac                                           96,000           4,518

Household International                               54,500           2,711

Imperial Credit Commercial
Mortgage Investment                                   40,000             521

INMC Mortgage Holdings                               150,000           3,412

Leucadia National                                     50,000           1,653

Metris Companies                                       4,000             256

Morgan Stanley Dean Witter Discover                   53,000      $    4,843

Newcourt Credit Group                                 53,000           2,607

Providian Financial                                   30,000           2,357

SLM Holding                                           75,000           3,675

Travelers Group                                      150,199           9,106

Waddell & Reed (Class A)                              51,000           1,221

                                                                      73,007

Total Financial                                                      221,202


CONSUMER NONDURABLES 1.0%

Health Care Services 1.0%

Aetna                                                 35,000           2,665

Total Consumer Nondurables                                             2,665


CAPITAL EQUIPMENT 0.6%

Electrical Equipment 0.6%

GE                                                    18,000           1,638

Total Capital Equipment                                                1,638


BUSINESS SERVICES AND
TRANSPORTATION  2.1%

Computer Service and Software  0.6%

DST Systems *                                         26,000           1,456

                                                                       1,456

Miscellaneous Business Services  1.5%

Mutual Risk Management                               108,300           3,946

                                                                       3,946

Total Business Services and Transportation                             5,402


MISCELLANEOUS COMMON STOCKS  3.3%

Conglomerates  0.3%

Berkshire Hathaway (Class A) *                             9             705

                                                                         705

Other Miscellaneous Common Stocks  3.0%                                7,879

Total Miscellaneous Common Stocks                                      8,584

Total Common Stocks (Cost $186,473)                                  239,491


Short-Term Investments  8.9%

Money Market Funds  8.9%

Reserve Investment Fund, 5.69% #                  23,541,125      $   23,541

Total Short-Term Investments (Cost $23,541)                           23,541


Total Investments in Securities
99.9% of Net Assets (Cost $210,014)                               $  263,032

Other Assets Less Liabilities                                            314

NET ASSETS                                                        $  263,346
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $    1,337

Accumulated net realized gain/loss
- net of distributions                                                 3,550

Net unrealized gain (loss)                                            53,018

Paid-in-capital applicable to
14,681,387 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                      205,441

NET ASSETS                                                        $  263,346
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    17.94
                                                                  ----------

  #    Seven-day yield
  *    Non-income producing
ADR    American depository receipt
CAD    Canadian dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                     6 Months
                                                                        Ended
                                                                      6/30/98

Investment Income

Income

  Dividend                                                         $   1,988
  Interest                                                               653

  Total income                                                         2,641

Expenses
  Investment management                                                  806
  Shareholder servicing                                                  369
  Custody and accounting                                                  51
  Registration                                                            51
  Prospectus and shareholder reports                                      34
  Legal and audit                                                          6
  Directors                                                                3
  Miscellaneous                                                           40
  Reimbursed to manager                                                    2

  Total expenses                                                       1,362

Net investment income                                                  1,279

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                           3,456
  Foreign currency transactions                                           (2)
  Net realized gain (loss)                                             3,454

Change in net unrealized gain
or loss on securities                                                 25,841

Net realized and unrealized gain (loss)                               29,295

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  30,574
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      1,279         $      1,133
  Net realized gain (loss)                           3,454                3,675
  Change in net unrealized gain or loss             25,841               25,992

  Increase (decrease) in
  net assets from operations                        30,574               30,800

Distributions to shareholders
  Net investment income                               --                 (1,084)
  Net realized gain                                   --                 (3,579)

  Decrease in net assets
  from distributions                                  --                 (4,663)

Capital share transactions*
  Shares sold                                      114,916              176,221
  Distributions reinvested                            --                  4,505
  Shares redeemed                                  (59,479)             (59,575)

  Increase (decrease) in
  net assets from capital
  share transactions                                55,437              121,151

Net Assets

Increase (decrease) during period                   86,011              147,288
Beginning of period                                177,335               30,047

End of period                                 $    263,346         $    177,335
                                              ---------------------------------

*Share information
  Shares sold                                        6,867               12,854
  Distributions reinvested                            --                    294
  Shares redeemed                                   (3,583)              (4,407)

  Increase (decrease) in shares outstanding          3,284                8,741

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such secur-ity. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $79,248,000 and $27,316,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $210,014,000, and net unrealized gain aggregated $53,018,000, of which $54,496,000 related to appreciated investments and $1,478,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $141,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $50,000 of unaccrued 1996-1997 fees and expenses were repaid during the six months ended June 30, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $323,000 for the six months ended June 30, 1998, of which $59,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $653,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money

New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE  ANNUITY

Equity Income Portfolio
International  Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *   Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on7/28/97.
***   Closed to new investors.
  !   Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.



For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Financial Services Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

"T. Rowe Price, Invest with Comfidence"(registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.         F17-051  6/30/98